EXHIBIT 99.1
FENTURA FINANCIAL, INC.
P.O. BOX 725
FENTON, MI 48430-0725

Contact:	Ronald L. Justice SVP Corporate Governance & Investor Relations Fentura Financial, Inc. (810) 714-3902 July 17, 2006
For Immediate Release
FENTURA FINANCIAL, INC. ANNOUNCES SECOND QUARTER EARNINGS
     Fentura Financial, Inc. reported net income of $1,258,000 or $.59 per diluted share* for the three months ended June 30, 2006 compared to net income of $1,293,000 or $.62 per diluted share* reported for the second quarter of 2005. Net interest income increased $157,000 due to the continued growth of loans while non interest income increased $95,000 principally due to increases in trust and investment income and in service charges on deposit accounts. These quarter to quarter increases were offset by a $389,000 increase in non interest expense due to additional staff and operating costs associated with a new branch office of The State Bank which opened in April. Provision expense to the allowance for loan losses declined $89,000 during the quarter ended June 30, 2006 comparing to the same quarter in 2005 based on the estimated adequacy of the allowance.
     Fentura reported 2006 year to date earnings of $2,465,000 or $1.15 per diluted share*, a 0.8% increase over the $2,446,000 or $1.17 per diluted share* reported for the first half of 2005. During this period, the Company achieved net interest income of $11,711,000 an increase of 5.7% over the $11,077,000 reported in the first half of 2005. Interest income from continued loan growth accounts for the increase. Non interest income of $3,659,000 increased compared to the $3,354,000 reported for the six months ended June 30, 2005 primarily due to increases in both service charges on deposit accounts and trust and investment income and a non recurring security portfolio loss recognized in 2005 on the sale of securities to fund an investment in higher yielding instruments. Non interest expense of $11,256,000 increased in the first half of 2006 compared to the $10,392,000 reported in 2005 due principally to the additional staff and operating costs associated with the new branch office at The State Bank.
     Total assets increased 4.6% from $601,271,000 at June 30, 2005 to $629,165,000 at June 30, 2006 driven principally by an 8.1% increase in total loans and a substantial 12.4% increase in commercial loans. Total deposits increased $31,293,000 or 6.2%, and total stockholders equity increased $3,369,000 or 7.5% to $48,045,000 at June 30, 2006.
     Fentura is a bank holding company headquartered in Fenton, Michigan. Subsidiary banks include The State Bank headquartered in Fenton with offices serving Fenton, Linden, Holly, Grand Blanc and Brighton; Davison State Bank headquartered in Davison, Michigan with offices serving Davison; and West Michigan Community Bank headquartered in Hudsonville, Michigan with offices serving Hudsonville, Holland, Jenison, and Grandville. Fentura Financial, Inc. shares are traded over the counter under the FETM trading symbol.
*Per share data adjusted for 10% stock dividend payable August 4, 2006.
# # #
CAUTIONARY STATEMENT: This press release contains certain forward-looking statements that involve risks and uncertainties which could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, economic, competitive, governmental and technological factors affecting the Company’s operations, markets, products, services pricing. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Further information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filing with the Securities and Exchange Commission.

Fentura Financial Inc.
Consolidated Balance Sheets
(Dollars in thousands)
UNAUDITED

	June 30	Mar 31	Dec 31	Sep 30	June 30
	2006	2006	2005	2005	2005

ASSETS

Cash and cash equivalents
Cash and due from banks	$19,346	$19,156	$21,327	$22,885	$21,799
Short term investments	6,900	8,650	9,750	8,300	550

Total cash & cash equivalents	26,246	27,806	31,077	31,185	22,349

Securities:
Securities available for sale	92,646	93,217	99,542	94,705	99,910
Securities held to maturity	16,958	15,395	14,851	13,663	18,607

Total securities	109,604	108,612	114,393	108,368	118,517
Loans held for sale	679	1,695	1,042	2,442	3,722
Loans:
Commercial	265,097	260,054	254,498	241,190	235,823
Real estate — construction	87,908	86,449	76,386	81,156	76,658
Real estate — mortgage	37,076	36,347	37,627	39,529	37,605
Consumer	66,896	69,534	70,845	72,541	72,726

Total loans	456,977	452,384	439,356	434,416	422,812
Less: Allowance for loan losses	(6,682)	(6,518)	(6,301)	(6,294)	(5,996)

Net loans	450,295	445,866	433,055	428,122	416,816

Bank owned life insurance	6,683	6,642	6,579	6,417	6,941
Bank premises and equipment	16,665	15,350	14,617	14,245	14,279
Federal Home Loan Bank stock	2,432	2,300	2,300	2,300	2,300
Accrued interest receivable	2,837	2,830	2,676	2,550	2,438
Goodwill	7,955	7,955	7,955	7,955	7,955
Acquisition intangibles	912	988	1,075	1,162	1,248
Other assets	4,857	4,276	4,320	4,441	4,706

TOTAL ASSETS	$629,165	$624,320	$619,089	$609,187	$601,271

LIABILITIES & SHAREHOLDERS’ EQUITY

LIABILITIES
Deposits:
Non-interest bearing deposits	77,463	77,652	76,792	81,532	81,930
Interest bearing deposits	456,937	456,313	451,262	435,404	421,177

Total deposits	534,400	533,965	528,054	516,936	503,107

Short-term borrowings	6,565	20	1,537	1,950	8,384
Federal Home Loan Bank Advances	12,130	14,189	14,228	16,267	18,806
Repurchase agreements	10,000	10,000	10,000	10,000	10,000
Subordinated debentures	14,000	14,000	14,000	14,000	12,000
Accrued interest, taxes & other liabilities	4,025	4,420	4,375	3,893	4,298

Total liabilities	581,120	576,594	572,194	563,046	556,595

STOCKHOLDERS’ EQUITY
Common stock — no par value 5,000,000 shares authorized	41,811	34,798	34,491	34,359	33,467
Retained earnings	8,358	14,431	13,729	12,882	12,048
Accumulated other comprehensive income (loss)	(2,124)	(1,503)	(1,325)	(1,100)	(839)

Total stockholders’ equity	48,045	47,726	46,895	46,141	44,676

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$629,165	$624,320	$619,089	$609,187	$601,271

* Common stock shares issued & outstanding	2,142,496	2,130,564	2,124,427	2,119,374	2,088,220

Asset Quality Ratios:
Non-Performing Loans as a % of Total Loans	0.44%	0.46%	0.67%	0.46%	0.43%
Allowance for Loan Losses as a % of Non-Performing Loans	330.14%	312.91%	213.09%	317.40%	329.27%
Accruing Loans Past Due 90 Days More to Total Loans	0.04%	0.02%	0.02%	0.01%	0.02%
Non-Performing Assets as a % of Total Assets	0.44%	0.35%	0.56%	0.45%	0.45%

Quarterly Average Balances:
Total Loans	450,361	446,889	436,632	429,357	426,132
Total Earning Assets	573,687	570,751	559,834	551,618	548,971
Total Shareholders’ Equity	48,223	47,937	47,497	45,294	43,839
Total Assets	622,474	619,398	610,275	603,683	598,698
Diluted Shares Outstanding	2,135,056	2,137,265	2,128,215	2,091,588	2,093,868
*Per share data adjusted for 10% stock dividend payable August 4, 2006

Fentura Financial Inc.
Consolidated Income Statements
(Dollars in thousands, except per share data)
UNAUDITED

	Three Months ended				Six months ended
	June 30	Mar 31	Dec 31	June 30	June 30	June 30
	2006	2006	2005	2005	2006	2005
Interest income:
Interest & fees on loans	$8,852	$8,430	$8,154	$7,226	$17,282	$13,767
Interest & dividends on securities:
Taxable	852	883	764	811	1,735	1,663
Tax-exempt	196	207	112	233	403	477
Interest on federal funds sold	79	94	110	8	173	18

Total interest income	9,979	9,614	9,140	8,278	19,593	15,925

Interest expense:
Deposits	3,594	3,241	2,941	2,111	6,835	3,911
Borrowings	540	507	473	479	1,047	937

Total interest expense	4,134	3,748	3,414	2,590	7,882	4,848

Net interest income	5,845	5,866	5,726	5,688	11,711	11,077
Provision for loan losses	240	400	387	329	640	598

Net interest income after provision for loan losses	5,605	5,466	5,339	5,359	11,071	10,479

Non-interest income:
Service charges on deposit accounts	942	831	874	879	1,773	1,664
Gain on sale of mortgage loans	157	163	212	166	320	348
Trust & investment services income	417	383	372	294	800	588
Loss on sale of securities	—	—	(41)	1	—	(110)
Other income and fees	346	420	227	427	766	864

Total non-interest income	1,862	1,797	1,644	1,767	3,659	3,354

Non-interest expense:
Salaries & employee benefits	3,307	3,334	2,922	3,003	6,641	5,967
Occupancy	511	432	349	420	943	884
Furniture and equipment	551	508	504	536	1,059	1,080
Loan and collection	84	71	133	99	155	168
Advertising and promotional	201	153	118	229	354	356
Other operating expenses	1,033	1,071	1,109	1,011	2,104	1,937

Total non-interest expense	5,687	5,569	5,135	5,298	11,256	10,392

Income before federal income taxes	1,780	1,694	1,848	1,828	3,474	3,441
Federal income taxes	522	487	538	535	1,009	995

Net Income	$1,258	$1,207	$1,310	$1,293	$2,465	$2,446

*Per Share Data:
Basic earnings	$0.59	$0.56	$0.62	$0.62	$1.15	$1.17
Diluted earnings	$0.59	$0.56	$0.62	$0.62	$1.15	$1.17
Cash dividends declared	$0.23	$0.23	$0.23	$0.22	$0.45	$0.44

Performance Ratios:
Return on Average Assets	0.81%	0.79%	0.85%	0.87%	0.79%	0.84%
Return on Average Equity	10.46%	10.21%	10.94%	11.83%	10.26%	11.30%
Net Interest Margin (FTE)	4.17%	4.26%	4.11%	4.26%	4.22%	4.29%
Book Value Per Share	$22.42	$22.40	$22.07	$21.39	$22.42	$21.39
Net Charge-offs	76	183	380	113	259	103
Ratio of Net charge-offs to Gross Loans	0.02%	0.04%	0.09%	0.02%	0.06%	0.02%
*Per share data adjusted for 10% stock dividend payable August 4, 2006